UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 30, 2003
                Date of Report (Date of Earliest Event Reported)


                              CALLAWAY GOLF COMPANY
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                    1-10962              95-3797580
 (State or Other Jurisdiction        (Commission          (I.R.S. Employer
       of Incorporation)             File Number)        Identification No.)


                              2180 Rutherford Road
                             Carlsbad, CA 92008-7328
                    (Address of Principal Executive Offices)

                                 (760) 931-1771
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 30, 2003, Callaway Golf Company issued a press release captioned "Callaway Golf Announces Acquisition of Top-Flite." A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits:

           The following exhibits are filed with this report on Form 8-K:

      Exhibit No.          Description
      -----------          -----------
         99.1              Press release, dated June 30, 2003, captioned
                           "Callaway Golf Announces Acquisition of Top-Flite."


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 2003                    CALLAWAY GOLF COMPANY



                                        By:  /s/ Steven C. McCracken
                                           ----------------------------------
                                             Steven C. McCracken
                                             Senior Executive Vice President,
                                             Chief Legal Officer and Secretary

                                  Exhibit Index

99.1 Press release, dated June 30, 2003, captioned "Callaway Golf Announces Acquisition of Top-Flite"